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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                     United Companies Financial Corporation
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                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:
- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                               (UCFC LETTERHEAD)


                                  June 7, 1996



BECAUSE OF DELAYS IN MAIL
PLEASE SIGN, DATE AND RETURN
THE ENCLOSED PROXY EVEN IF YOU
RETURNED THE ORIGINAL.


Dear Shareholder:

                                   A REMINDER

Previously you were sent proxy soliciting materials relating to the matters to be considered at the 1996 Annual Meeting of Shareholders of United Companies Financial Corporation to be held on June 28, 1996.

Your vote is important, and we urge you to give the proxy materials your immediate attention. Your Board of Directors has unanimously approved the proposed sale of 100% of the outstanding capital stock of United Companies Life Insurance Company and has nominated three directors to serve until the 1999 Annual Meeting of Shareholders and unanimously recommends a vote FOR approval of the proposed sale and FOR each of the three nominees for director.

If you own your shares in the name of a brokerage firm, your broker cannot vote your shares unless he receives your specific instructions. Please sign, date and return the enclosed proxy card in the envelope provided.

Thank you for your cooperation.

                                                   Sincerely,

                                                   /s/ J. TERRELL BROWN

                                                   J. Terrell Brown
                                                   Chairman of the Board
                                                   and Chief Executive Officer


                            PLEASE ACT PROMPTLY!